WACHOVIA CORPORATION
                        WACHOVIA CREDIT CARD MASTER TRUST
                                  SERIES 1995-1
                          MONTHLY SERVICING CERTIFICATE


Pursuant to the Pooling and Servicing Agreement, dated as of Oct. 26, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the
Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and
The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable
Distribution Date and Monthly Period is set forth below.
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                                                       Monthly Period:                                                 12/31/96
                                                       Transfer Date                                                    1/14/97
                                                       Distribution Date:                                               1/15/97
                                                       Period                                                                14
                                                            (Revolving =  0-48,
                                                            Controlled Accumulation = 49-60)
                                                       Julian Days in Current Period                                         30
                                                       Current LIBOR Rate                                               5.6055%
                                                       Coupon Period                                          12/16/96 -1/14/97




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
ORIGINAL DEAL PARAMETERS

Class A Initial Invested Amount                                                                                 $446,250,000.00
Class B Initial Invested Amount                                                                                  $26,250,000.00
Class C Initial Invested Amount                                                                                  $27,500,000.00
                                                                                                               ----------------
Total Initial Invested Amount                                                                                   $500,000,000.00

Cash Collateral Amount                                                                                           $10,000,000.00
Prior Month Credit Enhancer's Portion of CCA                                                                              $0.00
Prior Month Wachovia's Portion of CCA                                                                            $20,682,554,42
Increase in Wachovia's Portion of CCA                                                                             $1,689,871.13
Current Month Credit Enhancer's Portion of CCA                                                                            $0.00
Excess Cash Over the Required Cash Collateral Amount                                                             $12,372,425.55
                                                                                                               ----------------
Amount on Deposit In Spread Account                                                                              $12,372,425.55

Class A Certificate Rate                               12/16/96 -1/14/97                                                5.7755%
Class B Certificate Rate                               12/16/96 -1/14/97                                                5.8805%
Class C Certificate Rate                               12/16/96 -1/14/97                                                6.0055%
Class C Certificate Rate                               12/16/96 -1/14/97                                                5.8555%
Servicing Fee Percentage                                                                                                2.0000%
Discount Percentage                                                                                                     0.0000%
LIBOR Rate                                             12/16/96 -1/14/97                                                5.6055%
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
I. RECEIVABLES IN THE TRUST

Beginning of the Period Principal Receivables                                                                 $1,933,687,262.48
Beginning of the Period Finance Charge Receivables                                                               $22,727,447.25
Beginning of the Period Discounted Receivables                                                                            $0.00
Beginning of the Period Total Receivables                                                                     $1,956,414,709.73

Removed Principal Receivables                                                                                             $0.00
Removed Finance Charge Receivables                                                                                        $0.00
Removed Total Receivables                                                                                                 $0.00

Additional Principal Receivables                                                                                          $0.00
Additional Finance Charge Receivables                                                                                     $0.00
Additional Total Receivables                                                                                              $0.00



End of Period Principal Receivables                                                                           $1,980,253,464.14
End of Period Finance Charge Receivables                                                                         $23,063,052.36
End of Period Discounted Receivables                                                                                      $0.00
End of Period Total Receivables                                                                               $2,003,316,516.50

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

Class A Initial Invested Amount                                                                                 $446,250,000.00
Class B Initial Invested Amount                                                                                  $26,250,000.00
Class C Initial Invested Amount                                                                                  $27,500,000.00
Total Initial Invested Amount                                                                                   $500,000,000.00

Class A Invested Amount                                                                                         $446,250,000.00
Class B Invested Amount                                                                                          $26,250,000.00
Class C Invested Amount                                                                                          $27,500,000.00
Total Invested Amount                                                                                           $500,000,000.00

Adjusted Investor Interest                                                                                      $500,000,000.00

Floating Allocation Percentage                                                                                         25.8573%
Class A Floating Allocation Percentage                                                                                 89.2500%
Class B Floating Allocation Percentage                                                                                  5.2500%
Class C Floating Allocation Percentage                                                                                  5.5000%

Principal Allocation Percentage                                                                                        25.8573%
Class A Principal Allocation Percentage                                                                                89.2500%
Class B Principal Allocation Percentage                                                                                 5.2500%
Class C Principal Allocation Percentage                                                                                 5.5000%

Total Servicing Fee                                                                                                 $833,333.33

Investor Defaulted Amount                                                                                         $1,825,500.12

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT

Beginning Seller's Interest                                                                                   $1,433,687,262.48
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
Ending Seller's Interest                                                                                      $1,480,253,464.14
Required Seller's Interest                                                                                       $99,012,673.21
Current Month Deposit into Excess Funding Account                                                                         $0.00
Amount on deposit in Excess Funding Account                                                                               $0.00

IV. PERFORMANCE SUMMARY

COLLECTIONS:
Collections of Principal Receivables                                                                            $185,634,481.69
Collections of Finance Charge Receivables                                                                        $22,727,447.25
Collections of Interchange                                                                                          $722,333.75
       Servicer Interchange                                                                                         $416,666.67
       Net Interchange                                                                                              $305,667.08
Collections of Recoveries                                                                                           $764,787.94
Total Finance Charge Collections                                                                                 $24,214,568.94
Total Payment Collections                                                                                       $208,361,928.94
Total Collections                                                                                               $209,849,050.63

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                                                     $20,822,899.32
          60 days delinquent                                                                                     $10,743,929.70
          90 days delinquent                                                                                      $7,739,393.41
          120 + days delinquent                                                                                   $5,692,143.76

          Total 30 + days delinquent                                                                             $44,998,366.19


Gross Charge-Offs during the month                                                                                $7,059,892.65
Recoveries during the month                                                                                         $764,787.94
Net Charge-Offs during the month                                                                                  $6,295,104.71

Defaulted Amount (excluding recoveries)                                                                           $7,059,892.65

                                                                   # of Accounts                                         Amount
Total amount/number of Accounts in Trust (at end of month)               980,535                              $2,003,316,516.50





V. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

* Note:  Interest for Class A, B, and C are calculated by the following method:
(Julian days of 1st period divided by 360 x applicable certificate rate x class invested amount)
(Julian days of 2nd period divided by 360 x applicable certificate rate x class invested amount)
with the two amounts being added together

Available Series 1995-1 Finance Charge Collections                                                                $6,380,133.11

Class A Available Finance Charge Collections                                                                      $5,694,268.80

Class A Interest                                                                                                  $2,147,752.91
Class A Deficiency Amount                                                                                                 $0.00
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
Class A Additional Interest                                                                                               $0.00
Class A Investor Defaulted Amount                                                                                 $1,629,258.85

Class A Servicing Fee [if Wachovia]                                                                                 $371,875.00
Accrued and Unpaid Class A Servicing Fee                                                                                  $0.00
Servicing Fee [if not Wachovia]                                                                                           $0.00

Excess Spread Class A                                                                                             $1,545,382.04

Class B Available Finance Charge Collections                                                                        $334,956.99

Class B Interest                                                                                                    $128,635.28
Class B Deficiency Amount                                                                                                 $0.00
Class B Additional Interest                                                                                               $0.00

Class B Servicing Fee [if Wachovia]                                                                                  $21,875.00
Accrued and Unpaid Class B Servicing Fee                                                                                  $0.00
Servicing Fee [if not Wachovia]                                                                                           $0.00

Excess Spread Class B                                                                                               $184,446.71

Class C Available Finance Charge Collections                                                                        $350,907.32

Servicing Fee [if not Wachovia]                                                                                           $0.00

Excess Spread Class C                                                                                               $350,907.32

Total Excess Finance Charge Collections                                                                           $2,080,736.07

Class A Required Amount                                                                                                   $0.00

Class A Investor Charge-off Reimbursement                                                                                 $0.00

Class B Required Amount                                                                                                   $0.00

Unpaid Class B Interest                                                                                                   $0.00

Class C Interest                                                                                                    $136,078.80
Class C Deficiency Amount                                                                                                 $0.00
Class C Additional Interest                                                                                               $0.00
Class C Interest per $1,000 original principal certificate amount
Class C Accrued and unpaid collateral interest                                                                            $0.00

Class B Investor Defaulted Amount                                                                                    $95,838.76

Class C Servicing Fee [if Wachovia]                                                                                  $22,916.67

Class C Investor Defaulted Amount                                                                                   $100,402.51

Class C Investor Charge-Off Reimbursement                                                                                    $0

Cash Collateral Requirement                                                                                                  $0

Loan Agreement Interest Due                                                                                               $0.00
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
Shared Excess Finance Charge Collections                                                                          $1,725,499.34

VI.  YIELD and BASE RATE

Base Rate
(The sum of the Class A Rate, Class B Rate, and Class C Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

Base Rate (current month)                                                                                               7.7899%
Base Rate (prior month)                                                                                                 7.7453%
Base Rate (2 months ago)                                                                                                7.7580%

3 Month Average Base Rate                                                                                               7.7644%

Portfolio Yield
(Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

Portfolio Yield (current month)                                                                                        11.9311%
Portfolio Yield (prior month)                                                                                          11.5990%
Portfolio Yield (2 months ago)                                                                                         11.8858%
3 Month Average Portfolio Yield                                                                                        11.8053%
Portfolio Adjusted Yield                                                                                                3.5409%

VII.  PORTFOLIO PERFORMANCE RATES

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))                                         4.3303%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month ))                                    4.3812%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))                                     10.6502%
Gross Yield (annualized)                                                                                               16.3123%
Portfolio Yield (3 month average)                                                                                      11.8053%
Base Rate (3 month average)                                                                                             7.7644%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)                                      4.1412%





VIII.  PRINCIPAL COLLECTIONS

Class A Principal Allocation Percentage                                                                                89.2500%
Class A Monthly Principal                                                                                        $42,840,116.42
Class B Principal Allocation Percentage                                                                                 5.2500%
Class B Monthly Principal                                                                                         $2,520,006.85
Class C Principal Allocation Percentage                                                                                 5.5000%
Class C Monthly Principal                                                                                         $2,640,007.17

Total Monthly Principal                                                                                          $48,000,130.44

Reallocated Principal Collections                                                                                         $0.00
Shared Principal Collections allocable from other Series                                                                  $0.00

IX.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
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
Class A Investor Charge-Offs                                                                                              $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                                             $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                                        $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                            $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                                   $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                                              $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount                                             $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                                        $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                            $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                                   $0.00
CLASS C INVESTOR CHARGE-OFFS
Class C Investor Charge-Offs                                                                                              $0.00
Class C Investor Charge-Offs per $1,000 original certificate principal amount                                             $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs                                                        $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                            $0.00
The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                                   $0.00

Current Month Required Draw Amount                                                                                        $0.00


X.  AMORTIZATION

Current Monthly Amount deposited in Principal Funding Account                                                             $0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month                                           $0.00
Current Month Accumulation Shortfall                                                                                      $0.00
Current Month Principal Funding Account Investment Proceeds                                                               $0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account                                              $0.00
Cumulative Reserve Account Amount                                                                                         $0.00
Required Reserve Account Draw Amount                                                                                      $0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account                                       $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                                                                $0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                                                              $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                                                                $0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                                                              $0.00

Cumulative Class C Principal Paid (as of prior distribution dates)
Class C Principal Payments                                                                                                $0.00
Class C Principal Payments per $1,000 original principal certificate amount
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
Total Class C Principal Paid                                                                                              $0.00

Principal Paid to Transferor Certficateholder                                                                             $0.00
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                                 The First National Bank of Atlanta, as Servicer
                                 Date:

                                 By:
                                 Name:  D. G. Landrum
                                 Title:  Vice President